                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported): April 15, 1997


                           CoreStates Financial Corp
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              (Exact name of registrant specified in its Charter)

       Pennsylvania             0-6879                 23-1899716
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      (State or other            (Commission           (IRS Employee
      jurisdiction of            File Number)          identification No.)
      incorporation)


               Centre Square West, 1500 Market Street
               Philadelphia, Pennsylvania                     19101
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           (Address of principal executive offices)           (Zip Code)


   Registrant's telephone, including area code: (215) 973-7488
                                               ---------------

________________________________________________________________________________
        (Former name and former address, if changed since last report)

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Item 5.   Other Events.
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     The information set forth in the earnings news release of CoreStates
Financial Corp as Exhibit 99 is incorporated by reference and made a part hereof.

Item 7.   Exhibits.
          ---------

99   CoreStates Financial Corp Earnings News Release dated April 15, 1997.


                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORESTATES FINANCIAL CORP
                                               (Registrant)



                                        By /s/ Christopher J. Carey
                                          ---------------------------------
                                          Christopher J. Carey
                                          Senior Vice President

Dated: April 15, 1997


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                                 Exhibit Index
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Exhibit No.                                                    Page
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

99      CoreStates Financial Corp Earnings News
        Release dated April 15, 1997                             4
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